UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ___________

                                   FORM 8-K

                                Current Report
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 12, 2002

                     HOLLYWOOD ENTERTAINMENT CORPORATION
           (Exact name of registrant as specified in its charter)

          Oregon                  000-21824                  93-0981138
(State or other jurisdiction     (Commission              (I.R.S. Employer
    of incorporation)            File Number)            Identification No.)







                                ___________

   9275 SW Peyton Lane                                     97070
   Wilsonville, Oregon                                   (Zip Code)
  (Address of principal
    executive offices)




                               ___________

   Registrant's telephone number, including area code:  (503) 570-1600

                               No Change
     (Former name or former address, if changed since last report.)







Item 9.  Regulation FD Disclosure.

On August 12, 2002, the principal executive officer and principal financial officer of Hollywood Entertainment Corporation submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the Commission's June 27, 2002 order requiring the filing of sworn statements pursuant to
Section 21(a)(1) of the Securities Exchange Act of 1934.

The following exhibits are attached herewith:

 99.1	Statement Under Oath of Mark J. Wattles, Principal Executive Officer of
        Hollywood Entertainment Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.

 99.2	Statement Under Oath of James A. Marcum, Principal Financial Officer of
        Hollywood Entertainment Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.





                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2002

Hollywood Entertainment Corporation

By: /s/DONALD J. EKMAN
    ------------------
Donald J. Ekman
Executive Vice President of Legal
Affairs



EXHIBIT INDEX

Exhibit  Description
-------  -----------

99.1 Statement Under Oath of Mark J. Wattles, Principal Executive Officer of Hollywood Entertainment Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of James A. Marcum, Principal Financial Officer of Hollywood Entertainment Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.